                                   LASERSCOPE

                             1994 STOCK OPTION PLAN



     1.   PURPOSES OF THE PLAN.   The purposes of this Stock Option Plan are to
attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to the Employees and Consultants of the Company and to promote the success of the Company's business.

          Options granted hereunder may be either Incentive Stock Options or Nonstatutory Stock Options, at the discretion of the Board and as reflected in the terms of the written option agreement.

     2.   DEFINITIONS.  As used herein, the following definitions shall apply:

          (a) "ADMINISTRATOR" shall mean the Board or any of its Committees appointed pursuant to Section 4 of the Plan.

          (b) "APPLICABLE LAWS" shall have the meaning set forth in Section 4(a) below.

          (c)  "BOARD" shall mean the Board of Directors of the Company.

          (d)  "CODE" shall mean the Internal Revenue Code of 1986, as amended.

          (e)  "COMMITTEE"   shall mean the Committee appointed by the Board of
Directors in accordance with Section 4(a) below, if one is appointed.

          (f)  "COMMON STOCK" shall mean the Common Stock of the Company.

          (g)  "COMPANY" shall mean Laserscope, a California corporation.

          (h) "CONSULTANT" shall mean any person who is engaged by the Company or any Parent or Subsidiary to render consulting services and is compensated for such consulting services, and any director of the Company whether compensated for such services or not; provided that the term Consultant shall not include directors who are not compensated for their services or are paid only a director's fee by the Company.

          (i) "CONTINUOUS STATUS AS AN EMPLOYEE OR CONSULTANT" shall mean the absence of any interruption or termination of service as an Employee or Consultant. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Administrator; provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute. For purposes of this Plan, a change in status from an Employee


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



to a Consultant or from a Consultant to an Employee will not constitute a termination of employment.

          (j)   "DIRECTOR" shall mean a member of the Board.

          (k) "EMPLOYEE" shall mean any person, including Named Executives, Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

          (l) "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

          (m) "FAIR MARKET VALUE" means, as of any date, the value of Common Stock determined as follows:

               (i) If the Common Stock is listed on any established stock exchange or a national market system including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, its Fair Market Value shall be the closing sales price for such stock as quoted on such system on the date of determination (if for a given day no sales were reported, the closing bid on that day shall be used), as such price is reported in THE WALL STREET JOURNAL or such other source as the Administrator deems reliable;

               (ii) If the Common Stock is quoted on the NASDAQ System (but not on the National Market System thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the bid and asked prices for the Common Stock or;

               (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

          (n) "INCENTIVE STOCK OPTION" shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

          (o) "NAMED EXECUTIVE" shall mean any individual who, on the last day of the Company's fiscal year, is the chief executive officer of the Company (or is acting in such capacity) or among the four highest compensated officers of the Company (other than the chief executive officer). Such officer status shall be determined pursuant to the executive compensation disclosure rules under the Exchange Act.

          (p) "NONSTATUTORY STOCK OPTION" shall mean an Option not intended to qualify as an Incentive Stock Option.

          (q) "OFFICER" shall mean a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.


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          (r)  "OPTION" shall mean a stock option granted pursuant to the Plan.

          (s) "OPTIONED STOCK" shall mean the Common Stock subject to an Option.

          (t) "OPTIONEE" shall mean an Employee or Consultant who receives an Option.

          (u) "PARENT" shall mean a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

          (v)  "PLAN" shall mean this 1994 Stock Option Plan.

          (w) "RULE 16B-3" shall mean Rule 16b-3 promulgated under the Exchange Act as the same may be amended from time to time, or any successor provision.

          (x) "SHARE" shall mean a share of the Common Stock, as adjusted in accordance with Section 14 of the Plan.

          (y) "SUBSIDIARY" shall mean a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

     3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 14 of the Plan, the maximum aggregate number of shares that may be optioned and sold under the Plan is 575,000 shares of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock.

     If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares that were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. Notwithstanding any other provision of the Plan, shares issued under the Plan and later repurchased by the Company shall not become available for future grant or sale under the Plan.

     4.   ADMINISTRATION OF THE PLAN.

          (a)  COMPOSITION OF ADMINISTRATOR.

               (i) MULTIPLE ADMINISTRATIVE BODIES. If permitted by Rule 16b-3 and by the legal requirements relating to the administration of incentive stock option plans, if any, of applicable securities laws and the Code (collectively, the "Applicable Laws"), the Plan may (but need not) be administered by different administrative bodies with respect to Directors, Officers who are not Directors and Employees who are neither Directors nor Officers.

               (ii) ADMINISTRATION WITH RESPECT TO DIRECTORS AND OFFICERS. With respect to grants of Options to Employees or Consultants who are also Officers or Directors of the Company, the Plan shall be administered by (A) the Board, if the Board may administer the Plan in



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

compliance with Rule 16b-3 as it applies to a plan intended to qualify thereunder as a discretionary plan and Section 162(m) of the Code as it applies so as to qualify grants of Options to Named Executives as performance-based compensation, or (B) a Committee designated by the Board to administer the Plan, which Committee shall be constituted (I) in such a manner as to permit the Plan to comply with Rule 16b-3 as it applies to a plan intended to qualify thereunder as a discretionary plan, (II) in such a manner as to qualify grants of Options to Named Executives as performance-based compensation under Section 162(m) of the Code and (III) in such a manner as to satisfy the Applicable Laws.

               (iii) ADMINISTRATION WITH RESPECT TO OTHER PERSONS. With respect to grants of Options to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws.

               (iv)  GENERAL.   Once a Committee has been appointed pursuant to
subsection (ii) or (iii) of this Section 4(a), such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of any Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies (however caused) and remove all members of a Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws and, in the case of a Committee appointed under subsection (ii), to the extent permitted by Rule 16b-3 as it applies to a plan intended to qualify thereunder as a discretionary plan, and to the extent required under Section 162(m) of the Code to qualify grants of Options to Named Executives as performance-based compensation.

          (b)  POWERS OF THE ADMINISTRATOR.   Subject to the provisions of the
Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

               (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(m) of the Plan;

               (ii) to select the Employees and Consultants to whom Options may from time to time be granted hereunder;

               (iii) to determine whether and to what extent Options are granted hereunder;

               (iv) to determine the number of shares of Common Stock to be covered by each such award granted hereunder;

               (v)   to approve forms of agreement for use under the Plan;

               (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, the share price and any


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restriction or limitation, or any vesting acceleration or waiver of forfeiture restrictions regarding any Option and/or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator shall determine, in its sole discretion);

               (vii) to determine whether, to what extent and under what circumstances Common Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant (including providing for and determining the amount, if any, of any deemed earnings on any deferred amount during any deferral period); and

               (viii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted;

          (c) EFFECT OF ADMINISTRATOR'S DECISION. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options.

     5.   ELIGIBILITY.

          (a)  Nonstatutory Stock Options may be granted only to Employees and
Consultants.   Incentive Stock Options may be granted only to Employees.   An
Employee or Consultant who has been granted an Option may, if he or she is otherwise eligible, be granted an additional Option or Options.

          (b)  Each Option shall be designated in the written option agreement
as either an Incentive Stock Option or a Nonstatutory Stock Option.   However,
notwithstanding such designations, to the extent that the aggregate Fair Market Value of Stock Options are exercisable for the first time by an Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options.

          (c) For purposes of Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

          (d) The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause.

     6. TERM OF PLAN. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company as described in Section 20 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 16 of the Plan.


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     7.   TERM OF OPTION.  The term of each Option shall be the term stated in the Option Agreement; provided, however, that in the case of an Incentive Stock Option, the term shall be no more than ten (10) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement. However, in the case of an Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

     8. LIMITATION ON GRANTS TO EMPLOYEES. Subject to adjustment as provided in this Plan, the maximum number of Shares which may be granted under options to any Employee under this Plan for any fiscal year of the Company shall be 325,000.

     9.   OPTION EXERCISE PRICE AND CONSIDERATION.

          (a) The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Administrator, but shall be subject to the following:

               (i)  In the case of an Incentive Stock Option

                    (A) granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant;

                    (B) granted to any Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

               (ii) In the case of a Nonstatutory Stock Option

                    (A) granted to a person who, at the time of the grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of the grant;

                    (B) granted to a person who, at the time of the grant of such Option, is a Named Executive of the Company, the per share Exercise Price shall be no less than 100% of the Fair Market Value on the date of grant;

                    (C) granted to any person other than a Named Executive, the per Share exercise price shall be no less than 50% of the Fair Market Value per Share on the date of grant.


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


          (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash, (2) check, (3) promissory note, (4) other Shares that (x) in the case of Shares acquired upon exercise of an Option either have been owned by the Optionee for more than six months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (5) authorization from the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised, (6) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds required to pay the exercise price, (7) delivery of an irrevocable subscription agreement for the Shares that irrevocably obligates the option holder to take and pay for the Shares not more than twelve months after the date of delivery of the subscription agreement, (8) any combination of the foregoing methods of payment, or (9) such other consideration and method of payment for the issuance of Shares to the extent permitted under Applicable Laws. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

     10.  EXERCISE OF OPTION.

          (a) PROCEDURE FOR EXERCISE; RIGHTS AS A SHAREHOLDER. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

          An Option may not be exercised for a fraction of a Share.

          An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 9(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock,
notwithstanding the exercise of the Option.   The Company shall issue (or cause
to be issued)  such stock certificate promptly upon exercise of the Option.   No
adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 14 of the Plan.


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


          Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b) TERMINATION OF STATUS AS AN EMPLOYEE OR CONSULTANT. In the event of termination of an Optionee's Continuous Status as an Employee or Consultant, such Optionee may, but only within thirty (30) days (or such other period of time, not exceeding three (3) months as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) after the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), exercise his or her Option to the extent that he or she was entitled to exercise it at the date of such
termination.   To the extent that the Optionee was not entitled to exercise the
Option at the date of such termination, or if the optionee does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate.

          (c)   DISABILITY OF OPTIONEE.  Notwithstanding the provisions of
Section 10(b) above, in the event of termination of an Optionee's Continuous Status as an Employee or Consultant as a result of his or her total and permanent disability (as defined in Section 22(e)(3) of the Code), he or she may, but only within six (6) months (or such other period of time not exceeding twelve (12) months as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) from the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), exercise his or her Option to the extent he or she was
entitled to exercise it at the date of such termination.   To the extent that he
or she was not entitled to exercise the Option at the date of termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

          (d)  DEATH OF OPTIONEE.   In the event of the death of an Optionee:

               (i) during the term of the Option who is at the time of his death an Employee or Consultant of the Company and who shall have been in Continuous Status as an Employee or Consultant since the date of grant of the Option, the Option may be exercised, at any time within six (6) months (or such other period of time, not exceeding twelve (12) months, as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) following the date of death (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained in Continuous Status as an Employee or Consultant six (6) months (or such other period of time as is determined by the Administrator as provided above) after the date of death, subject to the limitation set forth in Section 5(b); or

               (ii) within three (3) months (or such other period of time not exceeding three (3) months as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) after the termination of

Continuous Status as an Employee or Consultant, the Option may be exercised, at any time within six (6) months following the date of death (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

          (e) RULE 16B-3. Options granted to persons subject to Section 16(b) of the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

     11. WITHHOLDING TAXES. As a condition to the exercise of Options granted hereunder, the Optionee shall make such arrangements as the Administrator may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the exercise, receipt or vesting of such Option. The Company shall not be required to issue any Shares under the Plan until such obligations are satisfied.

     12. STOCK WITHHOLDING TO SATISFY WITHHOLDING TAX OBLIGATIONS. At the discretion of the Administrator, Optionees may satisfy withholding obligations as provided in this paragraph. When an Optionee incurs tax liability in connection with an Option which tax liability is subject to tax withholding under applicable tax laws, and the Optionee is obligated to pay the Company an amount required to be withheld under applicable tax laws, the Optionee may satisfy the withholding tax obligation by one or some combination of the following methods: (a) by cash payment, or (b) out of Optionee's current compensation, (c) if permitted by the Administrator, in its discretion, by surrendering to the Company Shares that (i) in the case of Shares previously acquired from the Company, have been owned by the Optionee for more than six months on the date of surrender, and (ii) have a fair market value on the date of surrender equal to or less than Optionee's marginal tax rate times the ordinary income recognized, or (d) by electing to have the Company withhold from the Shares to be issued upon exercise of the Option that number of Shares having a fair market value equal to the amount required to be withheld. For this purpose, the fair market value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date").

               Any surrender by an Officer or Director of previously owned Shares to satisfy tax withholding obligations arising upon exercise of this Option must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

               All elections by an Optionee to have Shares withheld to satisfy tax withholding obligations shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

          (a)  the election must be made on or prior to the applicable Tax Date;

          (b) once made, the election shall be irrevocable as to the particular Shares of the Option as to which the election is made;

          (c) all elections shall be subject to the consent or disapproval of the Administrator;

          (d) if the Optionee is an Officer or Director, the election must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

               In the event the election to have Shares withheld is made by an Optionee and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Optionee shall receive the full number of Shares with respect to which the Option is exercised but such Optionee shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

     13.  NON-TRANSFERABILITY OF OPTIONS.   The Option may not be sold, pledged,
assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution. The designation of a beneficiary by an Optionee will not constitute a transfer. An Option may be exercised, during the lifetime of the Optionee, only by the Optionee or a transferee permitted by this Section 13.

     14. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, the number of shares of Common Stock that have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, the maximum number of shares of Common Stock for which Options may be granted to any employee under Section 8 of the Plan, and the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

     In the event of the proposed dissolution or liquidation of the Company, the Option will terminate immediately prior to the consummation of such
proposed action, unless otherwise provided by the Administrator.   The
Administrator may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the
Administrator and
give each Optionee the right to exercise his or her Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not
otherwise be exercisable.   In the event of a proposed sale of all or
substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Administrator determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the Optionee shall have the right to exercise the Option as to some or all of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. If the Administrator makes an Option exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee that the Option shall be exercisable for a period of thirty (30) days from the date of such notice, and the Option will terminate upon the expiration of such period.

     15. TIME OF GRANTING OPTIONS. The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option or such other date as is determined by the Administrator. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

     16.  AMENDMENT AND TERMINATION OF THE PLAN.

          (a)  AMENDMENT AND TERMINATION.   The Board may amend or terminate the
Plan from time to time in such respects as the Board may deem advisable; provided that, the following revisions or amendments shall require approval of the shareholders of the Company in the manner described in Section 20 of the
Plan:

               (i) any increase in the number of Shares subject to the Plan, other than in connection with an adjustment under Section 14 of the Plan;

               (ii) any change in the designation of the class of persons eligible to be granted Options;

               (iii) any change in the limitation on grants to employees as described in Section 8 of the Plan or other changes which would require shareholder approval to qualify Options granted hereunder as performance-based compensation under Section 162(m) of the Code; or

               (iv) if the Company has a class of equity securities registered under Section 12 of the Exchange Act at the time of such revision or amendment, any material increase in the benefits accruing to participants under the Plan.

          (b) SHAREHOLDER APPROVAL. If any amendment requiring shareholder approval under Section 13(a) of the Plan is made subsequent to the first registration of any class of equity securities by the Company under Section 12 of the Exchange Act, such shareholder approval shall be solicited as described in Section 20 of the Plan.

          (c) EFFECT OF AMENDMENT OR TERMINATION. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

     17. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

     18.  RESERVATION OF SHARES.   The Company, during the term of this Plan,
will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

          The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     19.  OPTION AGREEMENT.   Options shall be evidenced by written option
agreements in such form as the Board shall approve.

     20.  SHAREHOLDER APPROVAL.

          (a) Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under applicable federal and state law.

          (b) In the event that the Company registers any class of equity securities pursuant to Section 12 of the Exchange Act, any required approval of the shareholders of the Company obtained after such registration shall be solicited substantially in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder.

          (c) If any required approval by the shareholders of the Plan itself or of any amendment thereto is solicited at any time otherwise than in the manner described in Section 20(b) hereof, then the Company shall, at or prior to the first annual meeting of shareholders held subsequent to the later of (1) the first registration of any class of equity securities of the Company under
Section 12 of the Exchange Act or (2) the granting of an Option hereunder to an Officer or Director after such registration, do the following:

               (i) furnish in writing to the holders entitled to vote for the Plan substantially the same information that would be required (if proxies to be voted with respect to approval or disapproval of the Plan or amendment were then being solicited) by the rules and regulations in effect under Section 14(a) of the Exchange Act at the time such information is furnished; and

               (ii) file with, or mail for filing to, the Securities and Exchange Commission four copies of the written information referred to in subsection (i) hereof not later than the date on which such information is first sent or given to shareholders.

     21.  INFORMATION TO OPTIONEES.   The Company shall provide to each
Optionee, during the period for which such Optionee has one or more Options outstanding, copies of all annual reports and other information which are provided to all shareholders of the Company.

                                   LASERSCOPE

                       NONSTATUTORY STOCK OPTION AGREEMENT

     Laserscope, a California corporation (the "Company"), has granted to [NAME] (the "Optionee"), an option to purchase a total of [SHARES] shares of Common Stock, at the price determined as provided herein, and in all respects subject to the terms, definitions and provisions of the 1994 Stock Option Plan (the
"Plan") adopted by the Company which is incorporated herein by reference.   The
terms defined in the Plan shall have the same defined meanings herein.

     1.   NATURE OF THE OPTION.   This Option is intended by the Company and the
Optionee to be a Nonstatutory Stock Option, and does not qualify for any special tax benefits to the Optionee. This Option is NOT an Incentive Stock Option and is not subject to Section 5(b) of the Plan.

     2. EXERCISE PRICE. The exercise price is $[EXERCISE PRICE] for each share of Common Stock.

     3.   EXERCISE OF OPTION.   This Option shall be exercisable during its term
in accordance with the provisions of Section 10 of the Plan as follows:

          (i)  RIGHT TO EXERCISE.

               (a) Subject to subsections 3(i)(b) and (c) below, this Option shall be exercisable cumulatively, as follows:

              At the end of each one-month period following the date of grant set forth at the end of this Agreement, 1/24th of the shares subject to this Option (i.e., [PARTIAL SHARES] shares) shall vest and this Option shall become exercisable for such number of shares plus any previously vested but unpurchased shares.

               (b)   This Option may not be exercised for a fraction of a share.

               (c) In the event of Optionee's death, disability or other termination of employment or consulting relationship, the exercisability of the Option is governed by Sections 7, 8 and 9 below.

          (ii) METHOD OF EXERCISE.   This Option shall be exercisable by written
notice which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such shares of Common Stock as may be required by the Company pursuant to the
provisions of the Plan.   Such written notice shall be signed by the Optionee
and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the
exercise price.   This Option shall be deemed exercised upon receipt by the
Company of such written notice accompanied by the exercise price.

     No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

     4. OPTIONEE'S REPRESENTATIONS. In the event the Shares purchasable pursuant to the exercise of this Option have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, Optionee shall, concurrently with the exercise of all or any portion of this Option, deliver to the Company his Investment Representation Statement in the form attached hereto as Exhibit A, and shall read the applicable rules of the Commissioner of Corporations attached to such Investment Representation Statement.

     5. METHOD OF PAYMENT. Payment of the exercise price shall be by any of the following, or a combination thereof, at the election of the Optionee:

          (i)   cash;

          (ii)   check;

          (iii) same-day sale of all or part of the underlying Shares, whereby the Company is first paid the appropriate exercise price for the Shares and thereafter the Optionee is paid the balance of the sales price of the Shares;

          (iv) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the exercise price; or

          (v) surrender of other Shares of Common Stock of the Company of a value equal to the exercise price of the Shares as to which the Option is being exercised.

     6.   RESTRICTIONS ON EXERCISE.   This Option may not be exercised until
such time as the Plan has been approved by the shareholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G")
as promulgated by the Federal Reserve Board.   As a condition to the exercise of
this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

     7.   TERMINATION OF STATUS AS AN EMPLOYEE OR CONSULTANT.   If Optionee
ceases to serve as an Employee or Consultant, he may, but only within three (3) months after the date he ceases to be an Employee or Consultant of the Company, exercise this Option to the extent that he was entitled to exercise it at the
date of such termination.   To the extent that he was not entitled to exercise
this Option at the date of such termination, or if he does not exercise this Option within the time specified herein, the Option shall terminate.

     8. DISABILITY OF OPTIONEE. Notwithstanding the provisions of Section 7 above, if Optionee is unable to continue his employment or consulting relationship with the Company as a result of his total and permanent disability (as defined in Section 22(e)(3) of the Code), he may, but only within six (6) months from the date of termination of employment or consulting relationship, exercise his Option to the extent he was entitled to exercise it at the date of
such termination.   To the extent that he was not entitled to exercise the
Option at the date of termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

     9.   DEATH OF OPTIONEE.  In the event of the death of Optionee:

          (i) during the term of this Option and while an Employee or Consultant of the Company and having been in Continuous Status as an Employee or Consultant since the date of grant of the Option, the Option may be exercised, at any time within six (6) following the date of death, by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had Optionee continued living and remained in Continuous Status as an Employee or Consultant six (6) months after the date of death; or

          (ii) within three (3) months after the termination of Optionee's Continuous Status as an Employee or Consultant, the Option may be exercised, at any time within six (6) months following the date of death, by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

     10. NON-TRANSFERABILITY OF OPTION. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and
may be exercised during the lifetime of Optionee only by him.   The terms of
this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     11.  TERM OF OPTION.   This Option may not be exercised more than five (5)
years from the date of grant of this Option, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

     12.  TAXATION UPON EXERCISE OF OPTION.   Optionee understands that, upon
exercise of this Option, he will recognize income for tax purposes in an amount equal to the excess of the then fair market value of the shares over the
exercise price.   The Company will be required to withhold tax from Optionee's current compensation with respect to such income. To the extent that Optionee's current compensation is insufficient to satisfy the withholding tax liability, the Company may require the Optionee to make a cash payment to cover such liability as a condition of exercise of this Option. Upon a resale of such shares by the Optionee, any difference between the sale price and the fair market value of the shares on the date of exercise of the Option will be treated as capital gain or loss.

DATE OF GRANT:   [DATE]

                              LASERSCOPE
                              a California corporation

                              By:  _________________________
                                      President


     Optionee acknowledges receipt of a copy of the Plan, a copy of which is annexed hereto, and represents that he is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and
provisions thereof.   Optionee hereby agrees to accept as binding, conclusive
and final all decisions or interpretations of the Board upon any questions arising under the Plan.



Dated:  _______________


                              _____________________________
                                  [NAME] Optionee

                                    EXHIBIT A

                       INVESTMENT REPRESENTATION STATEMENT

PURCHASER:

SELLER:

COMPANY:

SECURITY: COMMON STOCK

AMOUNT:

DATE:

In connection with the purchase of the above-listed Securities, I, the Purchaser, represent to the Seller and to the Company the following:

     (a) I am aware of the Company's business affairs and financial condition, and have acquired sufficient information about the Company to reach an informed
and knowledgeable decision to acquire the Securities.   I am purchasing these
Securities for my own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933 ("Securities Act").

     (b) I understand that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of my investment intent
as expressed herein.   In this connection, I understand that, in the view of the
Securities and Exchange Commission ("SEC"), the statutory basis for such exemption may be unavailable if my representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.

     (c) I further understand that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption
from registration is otherwise available.   Moreover,  I understand that the
Company is under no obligation to register the Securities.   In addition,  I
understand that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

     (d) I am familiar with the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permits limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions,  including, among
other things:   (1) The availability of certain public information about the
Company; (2) the resale occurring not less than two years after the party has purchased, and made full payment for, within the meaning of Rule 144, the securities to be sold; and, in the case of an affiliate, or of a non-affiliate who has held the securities less than three years, (3) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934) and the amount of securities being sold during any three month period not exceeding the specified limitations stated therein, if applicable.

     (e) I further understand that at the time I wish to sell the Securities there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144, and that, in such event, I would be precluded from selling the Securities under Rule 144 even if the two-year minimum holding period had been satisfied.

     (f) I further understand that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

     (g) I understand that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities without
the consent of the Commissioner of Corporations of California.   I have read the
applicable Commissioner's Rules with respect to such restriction, a copy of which is attached.

                              Signature of Purchaser:


                              ________________________________

                              Date: ______________, 19__

                                   LASERSCOPE

                        INCENTIVE STOCK OPTION AGREEMENT

                              (EXISTING EMPLOYEES)

     Laserscope, a California corporation (the "Company"), has granted to [NAME] (the "Optionee"), an option to purchase a total of [TOTAL] shares of Common Stock, at the price determined as provided herein, and in all respects subject to the terms, definitions and provisions of the 1994 Stock Option Plan (the
"Plan") adopted by the Company which is incorporated herein by reference.   The
terms defined in the Plan shall have the same defined meanings herein.

     1. NATURE OF THE OPTION. This Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code.

     2.   EXERCISE PRICE.   The exercise price is $[AMOUNT] for each share of
Common Stock, which price is not less than the fair market value per share of the Common Stock on the date of grant.

     3. EXERCISE OF OPTION. This Option shall be exercisable during its term in accordance with the provisions of Section 10 of the Plan as follows:


               (i)  RIGHT TO EXERCISE.

               (a) VESTING RATE. Subject to subsections 3(i)(b) and (c), below, this Option shall vest and become exercisable cumulatively, as follows:

               At the end of each one-month period following the date of grant set forth at the end of this Agreement, 1/48th of the shares subject to this Option (i.e., [PARTIAL SHARES]) shall vest and this Option shall become exercisable for such number of shares plus any previously vested but unpurchased shares.

               (b) NO FRACTIONAL SHARES. This option may not be exercised for a fraction of a share.

               (c) DEATH, DISABILITY OR TERMINATION. In the event of Optionee's death, disability or other termination of employment, the exercisability of the Option is governed by Sections 7, 8 and 9 below.

          (ii)   METHOD OF EXERCISE.   This Option shall be exercisable by
written notice which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by the

Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the
exercise price.   This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the exercise price.

     No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

     4. OPTIONEE'S REPRESENTATIONS. In the event the Shares purchasable pursuant to the exercise of this Option have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, Optionee shall, concurrently with the exercise of all or any portion of this Option, deliver to the Company his Investment Representation Statement in the form attached hereto as Exhibit A, and shall read the applicable rules of the Commissioner of Corporations attached to such Investment Representation Statement.

     5. METHOD OF PAYMENT. Payment of the exercise price shall be by any of the following, or a combination thereof, at the election of the Optionee:

           (i)   cash;

          (ii)   check;

          (iii) same-day sale of all or part of the underlying Shares, whereby the Company is first paid the appropriate exercise price for the Shares and thereafter the Optionee is paid the balance of the sales price of the Shares;

          (iv) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the exercise price; or

          (v) surrender of other Shares of Common Stock of the company of a value equal to the exercise price of the Shares as to which the Option is being exercised.

     6. RESTRICTIONS ON EXERCISE. This Option may not be exercised until such time as the Plan has been approved by the shareholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under
Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G") as
promulgated by the Federal Reserve Board.   As a condition to the exercise of
this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

     7.    TERMINATION OF STATUS AS AN EMPLOYEE.   If Optionee ceases to serve
as an Employee, he may, but only within three (3) months after the date he ceases to be an Employee of the Company, exercise this Option to the extent that
he was entitled to exercise it at the date of such termination.   To the extent
that he was not entitled to exercise this Option at the date of such termination, or if he does not exercise this Option within the time specified herein, the Option shall terminate.

     8.    DISABILITY OF OPTIONEE.   Notwithstanding the provisions of Section 7
above, if Optionee is unable to continue his employment with the Company as a result of his total and permanent disability (as defined in Section 22(e)(3) of the Code), he may, but only within six (6) months, from the date of termination of employment, exercise his Option to the extent he was entitled to exercise it
at the date of such termination.   To the extent that he was not entitled to
exercise the Option at the date of termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

     9.    DEATH OF OPTIONEE.  In the event of the death of Optionee:

          (i) during the term of this Option and while an Employee of the Company and having been in Continuous Status as an Employee since the date of grant of the Option, the Option may be exercised, at any time within six (6) months following the date of death, by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained in Continuous Status as an Employee six (6) months after the date of death; or

          (ii) within three (3) months after the termination of Optionee's Continuous Status as an Employee, the Option may be exercised, at any time within six (6) months following the date of death, by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

     10.  NON-TRANSFERABILITY OF OPTION.   This Option may not be transferred in
any manner otherwise than by will or by the laws of descent or distribution and
may be exercised during the lifetime of Optionee only by him.   The terms of
this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     11. TERM OF OPTION. This Option may not be exercised more than five years from the date of grant of this Option, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

     12. EARLY DISPOSITION OF STOCK. Optionee understands that if he disposes of any Shares received under this Option within two (2) years after the date of this Agreement or within one (1) year after such Shares were transferred to him, he will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount generally measured by the difference between the exercise price and the lower of the fair market value of the Shares at the date of the exercise or the amount realized on the disposition. The amount of such ordinary income may be measured differently if Optionee is an officer, director or 10% shareholder of the Company, or if the Shares were subject to a substantial risk of forfeiture
at the time they were transferred to Optionee.   OPTIONEE HEREBY AGREES TO
NOTIFY THE COMPANY IN WRITING WITHIN 30 DAYS AFTER THE DATE OF ANY SUCH DISPOSITION. Optionee understands that if he disposes of such Shares at any time after the expiration of such two-year and one year holding periods, any gain on such sale will be taxed as long-term capital gain.

DATE OF GRANT:  [DATE]        LASERSCOPE
                              a California corporation


                              By:  ________________________
                                   President


     Optionee acknowledges receipt of a copy of the Plan, a copy of which is annexed hereto, and represents that he is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and
provisions thereof.   Optionee hereby agrees to accept as binding, conclusive
and final all decisions or interpretations of the Board upon any questions arising under the Plan.

     Dated:  ___________________

                              ____________________________
                              [NAME], Optionee

                                    EXHIBIT A

                       INVESTMENT REPRESENTATION STATEMENT

PURCHASER:

SELLER:

COMPANY:

SECURITY: COMMON STOCK

AMOUNT:

DATE:

In connection with the purchase of the above-listed Securities, I, the Purchaser, represent to the Seller and to the Company the following:

     (a) I am aware of the Company's business affairs and financial condition, and have acquired sufficient information about the Company to reach an informed
and knowledgeable decision to acquire the Securities.   I am purchasing these
Securities for my own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933 ("Securities Act").

     (b) I understand that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of my investment intent
as expressed herein.   In this connection, I understand that, in the view of the
Securities and Exchange Commission ("SEC"), the statutory basis for such exemption may be unavailable if my representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.

     (c) I further understand that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption
from registration is otherwise available.   Moreover, I understand that the
Company is under no obligation to register the Securities.   In addition, I
understand that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

     (d) I am familiar with the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permits limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject
to the satisfaction of certain conditions, including, among other things:   (1)
the availability of certain public information about the Company; (2) the resale occurring not less than two years after the party has purchased, and made full payment for, within the meaning of Rule 144, the securities to be sold; and, in the case of an affiliate, or of a non-affiliate who has held the securities less than three years, (3) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934) and the amount of securities being sold during any three month period not exceeding the specified limitations stated therein, if applicable.

     (e) I further understand that at the time I wish to sell the Securities there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144, and that, in such event, I would be precluded from selling the Securities under Rule 144 even if the two-year minimum holding period had been satisfied.

     (f) I further understand that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

     (g) I understand that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities without
the consent of the Commissioner of Corporations of California.   I have read the
applicable Commissioner's Rules with respect to such restriction, a copy of which is attached.

                         Signature of Purchaser:

                         ____________________________________

                         Date:  _______________, 19__

                                   LASERSCOPE

                        INCENTIVE STOCK OPTION AGREEMENT

                      (SECTION 16 OFFICERS & NEW EMPLOYEES)

      Laserscope, a California corporation (the "Company"), has granted to [NAME] (the "Optionee"), an option to purchase a total of [TOTAL] shares of Common Stock, at the price, determined as provided herein, and in all respects subject to the terms, definitions and provisions of the 1994 Stock Option Plan (the "Plan") adopted by the Company which is incorporated herein by reference. The terms defined in the Plan shall have the same defined meanings herein.

      1. NATURE OF THE OPTION. This Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code.

      2. EXERCISE PRICE. The exercise price is $[AMOUNT] for each share of Common Stock, which price is not less than the fair market value per share of the Common Stock on the date of grant.

      3. EXERCISE OF OPTION. This Option shall be exercisable during its term in accordance with the provisions of Section 10 of the Plan as follows:

            (i)    RIGHT TO EXERCISE.

                   (a) VESTING RATE. Subject to subsections 3(i)(b) and (c), below, this Option shall vest and become exercisable cumulatively, as follows:

                   At the end of six months following the date of grant set forth at the end of this Agreement, 6/48th of the shares subject to this Option (i.e., [PARTIAL] shares) shall vest and this Option shall become exercisable for such shares; and

                   At the end of each one-month period thereafter, 1/48th of the shares subject to this Option (i.e., [PARTIAL2] shares) shall vest and this Option shall become exercisable for such shares and any shares previously vested but unpurchased.

                   (b) NO FRACTIONAL SHARES. This Option may not be exercised for a fraction of a share.

                   (c) DEATH, DISABILITY OR TERMINATION OF EMPLOYMENT. In the event of Optionee's death, disability or other termination of employment, the exercisability of the Option is governed by Sections 7, 8 and 9 below.

            (ii) METHOD OF EXERCISE. This Option shall be exercisable by written notice which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the exercise price. This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the exercise price.

      No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

      4. OPTIONEE'S REPRESENTATIONS. In the event the Shares purchasable pursuant to the exercise of this Option have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, Optionee shall, concurrently with the exercise of all or any portion of this Option, deliver to the Company his Investment Representation Statement in the form attached hereto as Exhibit A, and shall read the applicable rules of the Commissioner of Corporations attached to such Investment Representation Statement.

      5. METHOD OF PAYMENT. Payment of the exercise price shall be by any of the following, or a combination thereof, at the election of the Optionee:

            (i)    cash;

            (ii)   check;

            (iii) same-day sale of all or part of the underlying Shares, whereby the Company is first paid the appropriate exercise price for the Shares and thereafter the Optionee is paid the balance of the sales price of the Shares;

            (iv) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the exercise price; or

            (v) surrender of other Shares of Common Stock of the Company of a value equal to the exercise price of the Shares as to which the Option is being exercised.

      6. RESTRICTIONS ON EXERCISE. This Option may not be exercised until such time as the Plan has been approved by the shareholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under
Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G") as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

      7. TERMINATION OF STATUS AS AN EMPLOYEE. If Optionee ceases to serve as an Employee, he may, but only within three (3) months after the date he ceases to be an Employee of the Company, exercise this Option to the extent that he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise this Option at the date of such termination, or if he does not exercise this Option within the time specified herein, the Option shall terminate.

      8. DISABILITY OF OPTIONEE. Notwithstanding the provisions of Section 7 above, if Optionee is unable to continue his employment with the Company as a result of his total and permanent disability (as defined in Section 22(e)(3) of the Code), he may, but only within six (6) months, from the date of termination of employment, exercise his Option to the extent he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise the Option at the date of termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

      9.    DEATH OF OPTIONEE.  In the event of the death of Optionee:

      (i) during the term of this Option and while an Employee of the Company and having been in Continuous Status as an Employee since the date of grant of the Option, the Option may be exercised, at any time within six (6) months following the date of death, by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained in Continuous Status as an Employee six (6) months after the date of death; or

      (ii) within three (3) months after the termination of Optionee's Continuous Status as an Employee, the Option may be exercised, at any time within six (6) months following the date of death, by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

      10. NON-TRANSFERABILITY OF OPTION. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by him. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

      11. TERM OF OPTION. This Option may not be exercised more than five years from the date of grant of this Option, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

      12. EARLY DISPOSITION OF STOCK. Optionee understands that if he disposes of any Shares received under this Option within two (2) years after the date of this Agreement or within one (1) year after such Shares were transferred to him, he will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount generally measured by the difference between the exercise price and the lower of the fair market value of the Shares at the date of the exercise or the amount realized on the disposition. The amount of such ordinary income may be measured differently if Optionee is an officer, director or 10% shareholder of the Company, or if the Shares were subject to a substantial risk of forfeiture at the time they were transferred to Optionee. OPTIONEE HEREBY AGREES TO NOTIFY THE COMPANY IN WRITING WITH 30 DAYS OF ANY SUCH DISPOSITION. Optionee understands that if he disposes of such Shares at any time after the expiration of such two-year and one-year holding periods, any gain on such sale will be taxed as long-term capital gain.


DATE OF GRANT:  [DATE]                  LASERSCOPE
                                        a California corporation

                                        By:_____________________________________
                                           President

      Optionee acknowledges receipt of a copy of the Plan, a copy of which is annexed hereto, and represents that he is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the Plan.

      Dated:________________________



                                        ________________________________________
                                        [NAME] Optionee

                                    EXHIBIT A

                       INVESTMENT REPRESENTATION STATEMENT

PURCHASER:

SELLER:

COMPANY:

SECURITY: COMMON STOCK

AMOUNT:

DATE:

In connection with the purchase of the above-listed Securities, I, the Purchaser, represent to the Seller and to the Company the following:

      (a) I am aware of the Company's business affairs and financial condition, and have acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. I am purchasing these Securities for my own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933 ("Securities Act").

      (b) I understand that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of my investment intent as expressed herein. In this connection, I understand that, in the view of the Securities and Exchange Commission ("SEC"), the statutory basis for such exemption may be unavailable if my representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.

      (c) I further understand that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available. Moreover, I understand that the Company is under no obligation to register the Securities. In addition, I understand that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

      (d) I am familiar with the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permits limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions, including, among other things: (1) the availability of certain public information about the Company; (2) the resale occurring not less than two years after the party has purchased, and made full payment for, within the meaning of Rule 144, the securities to be sold; and, in the case of an affiliate, or of a non-affiliate who has held the securities less than three years, (3) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934) and the amount of securities being sold during any three month period not exceeding the specified limitations stated therein, if applicable.

      (e) I further understand that at the time I wish to sell the Securities there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144, and that, in such event, I would be precluded from selling the Securities under Rule 144 even if the two-year minimum holding period had been satisfied.

      (f) I further understand that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

      (g) I understand that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities without the consent of the Commissioner of Corporations of California. I have read the applicable Commissioner's Rules with respect to such restriction, a copy of which is attached.

                                             Signature of Purchaser:

                                             Date:_____________, 19__